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                                                                EXHIBIT (4)(c)


   NUMBER                                                             SHARES
------------                                                       ------------

            VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND

                                   CLASS C

        ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that                                             is the owner of



                                           *SEE REVERSE FOR CERTAIN DEFINITIONS

                                                    ------------------
                                                      CUSIP 92113R309
                                                    ------------------

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen American Capital High Yield Municipal Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                                Dated

                         [VAN KAMPEN AMERICAN CAPITAL
                          HIGH YIELD MUNICIPAL FUND
                                DELAWARE SEAL]

RONALD A. NYBERG                                          DENNIS J. MCDONNELL
   SECRETARY                                                   PRESIDENT

                                                                  KC 002717
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               COUNTERSIGNED by ACCESS INVESTOR SERVICES, INC.
                 P.O. BOX 418256, KANSAS CITY, MO 64141-9256

                                                         TRANSFER AGENT

                 BY
                     ----------------------------------------------------
                                                       AUTHORIZED OFFICER

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            PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

            VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND

NUMBER                       CLASS C                      SHARES
KC

ACCOUNT NO.     ALPHA CODE             DEALER NO.        CONFIRM NO.

TRADE DATE                             CONFIRM DATE      BATCH I.D. NO.

                                       CHANGE NOTICE:  IF THE ABOVE INFORMATION
                                       IS INCORRECT OR MISSING, PLEASE PRINT
                                       THE CORRECT INFORMATION BELOW, AND RETURN
                                       TO:


                                            ACCESS
                                            P.O. BOX 418256
                                            KANSAS CITY, MISSOURI  64141-9256


                                       -----------------------------------------
                                       -----------------------------------------
                                       -----------------------------------------


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REQUIREMENTS:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

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For value received,                    hereby sell, assign and transfer unto


________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)


________________________________________________________________________________

__________________________________________________________________________Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

      Dated, ___________________________ 19__

             ___________________________________________________________________
                                         Owner

             ___________________________________________________________________
                              Signature of Co-Owner, if any




IMPORTANT          {   BEFORE SIGNING, READ AND COMPLY CAREFULLY
                   {   WITH REQUIREMENTS PRINTED ABOVE.



SIGNATURE(S) guaranteed by:

________________________________________________________________________________

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    *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants               UNIF GIFT MIN. ACT - ________Custodian_______
          in common                                      (Cust)          (Minor)
                                                         under Uniform Gifts to
TEN ENT - as tenants by                                         Minors Act
          the entireties

JT TEN  - as joint tenants                          __________________________
          with right of sur-                                 (State)
          vivorship and not
          as tenants in common

    Additional abbreviations may also be used though not in the above list.

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                   THIS SPACE MUST NOT BE COVERED IN ANY WAY